Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statements (Form S-3 Nos. 333-271431, 333-277634 and 333-278157) of Adverum Biotechnologies, Inc.,
(2)Registration Statement (Form S-8 No. 333-199296) pertaining to the Amended and Restated 2006 Equity Incentive Plan, as amended, the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan,
(3)Registration Statement (Form S-8 No. 333-203398) pertaining to the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan,
(4)Registration Statement (Form S-8 No. 333-211439) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and Inducement Stock Option Awards,
(5)Registration Statement (Form S-8 No. 333-218465) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and Inducement Restricted Stock Unit and Stock Option Awards,
(6)Registration Statement (Form S-8 No. 333-220894) pertaining to the 2017 Inducement Plan and Inducement Stock Option Awards,
(7)Registration Statement (Form S-8 No. 333-223894) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan, and Inducement Restricted Stock Unit Awards,
(8)Registration Statement (Form S-8 No. 333-230138) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, the 2014 Employee Stock Purchase Plan, as amended and restated, and the 2017 Inducement Plan, as amended and restated,
(9)Registration Statement (Form S-8 No. 333-237136) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, and the 2014 Employee Stock Purchase Plan, as amended and restated,
(10)Registration Statements (Form S-8 Nos. 333-233135, 333-243761, 333-283935 and 333-285358) pertaining to the 2017 Inducement Plan, as amended and restated,
(11)Registration Statement (Form S-8 No. 333-253727) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated, the 2014 Employee Stock Purchase Plan, as amended and restated, and the 2017 Inducement Plan, as amended and restated,
(12)Registration Statements (Form S-8 Nos. 333-263954, 333-271001 and 333-278046) pertaining to the 2014 Equity Incentive Award Plan, as amended and restated,
(13)Registration Statement (Form S-8 No. 333-266794) pertaining to the Amended and Restated 2014 Employee Stock Purchase Plan, and
(14)Registration Statement (Form S-8 No. 333- 280567) pertaining to the 2024 Equity Incentive Award Plan;
of our report dated April 15, 2025, with respect to the consolidated financial statements of Adverum Biotechnologies Inc. included in this Annual Report (Form 10-K) of Adverum Biotechnologies Inc. for the year ended December 31, 2024.
/s/ Ernst & Young LLP
San Francisco, California
April 15, 2025